1940 Act

Rule 30b2-1

VIA EDGAR

September 8, 2021

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	2021-08-20
The Alger Portfolios	0000832566	2021-09-02
AB Variable Products Series Fund, Inc.	0000825316	2021-08-20
American Century Variable Portfolios, Inc.	0000814680	2021-08-24
Federated Insurance Series	0000912577	2021-08-24
First Eagle Variable Fund	0001000249	2021-09-07
Franklin Templeton Variable Insurance Products Trust	0000837274	2021-08-25
Janus Aspen Series	0000906185	2021-08-30
Lazard Retirement Series, Inc.	0001033669	2021-08-26
MFS Variable Insurance Trust	0000918571	2021-08-19
Morgan Stanley Universal Funds, Inc.	0001011378	2021-08-27
Van Eck VIP Trust	0000811976	2021-09-07
Variable Insurance Products Fund	0000356494	2021-08-19
Variable Insurance Products Fund II	0000831016	2021-08-19
Variable Insurance Products Fund V	0000823535	2021-08-19

/s/ William Moorcroft
William Moorcroft
Chief Compliance Officer
Nassau Life Insurance Company
Administrator for Valley Forge Life Insurance Company